UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 14, 2008

Prudential Bancorp, Inc. of Pennsylvania
(Exact name of registrant as specified in its charter)

Pennsylvania	000-51214	68-0593604
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1834 Oregon Avenue, Philadelphia, Pennsylvania		19145
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(215) 755-1500

Not Applicable
(Former name or former adress, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item    2.02     Results of Operations and Financial Condition

            On August 14, 2008, Prudential Bancorp, Inc. of Pennsylvania (the "Company") reported its results of operations for the three and nine months ended June 30, 2008.

            For additional information, reference is made to the Company's press release dated August 14, 2008, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.  The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except otherwise provided herein.

Item    9.01     Financial Statements and Exhibits

            (a)        Not applicable.

            (b)        Not applicable.

            (c)        Not applicable.

            (d)        The following exhibits are included with this Report:

Exhibit No.	Description
99.1	Press release regarding results of operations for the three and nine months ended June 30, 2008 and financial condition as of June 30, 2008, dated August 14, 2008

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA

                                                By:       /s/ Thomas A. Vento
                                                Name:  Thomas A. Vento
                                                Title:     President and Chief Executive Officer

Date: August 14, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release regarding results of operations for the three and nine months ended June 30, 2008 and financial condition as of June 30, 2008, dated August 14, 2008
4